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                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: September 15, 1998
                 DATE OF EARLIEST EVENT REPORTED: September 8, 1998




                        CHILDREN'S BROADCASTING CORPORATION
               (Exact name of registrant as specified in its charter)

         MINNESOTA                   0-21534                  41-1663712
         ---------                   -------                  ----------
      (State or other         (Commission File No.)     (IRS Employer ID No.)
        jurisdiction
     of incorporation)

                724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                ----------------------------------------------------
                      (Address of principal executive offices)


                                   (612) 338-3300
                                   --------------
                (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on September 8, 1998, and attached hereto as an exhibit, relating to the Registrant completing the sale of its Detroit AM station for $2,000,000 to 1090 Investments, L.L.C.

     (b) Reference is made to the Press Release issued to the public by the Registrant on September 14, 1998, and attached hereto as an exhibit, relating to the Registrant's Board of Directors authorizing a stock repurchase program pursuant to which 385,000 shares of the Registrant's common stock will be repurchased. Pursuant to the program, the Registrant has acquired all 385,000 shares at an average cost per share of $3.187, including commissions.

     (c) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1997, filed on March 31, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1 Press Release dated September 8, 1998.

          99.2 Press Release dated September 14, 1998.



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 1998          CHILDREN'S BROADCASTING CORPORATION



                                   BY:       /s/ Patrick D. Grinde
                                             ---------------------
                                             Patrick D. Grinde
                                   ITS: Chief Financial Officer

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                                   EXHIBIT INDEX

99.1 Press Release dated September 8, 1998.

99.2 Press Release dated September 14, 1998.